UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2010

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, FL 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amendment to Loan Agreement with BMO

As previously disclosed, on July 25, 2008, Lighting Science Group Corporation, a Delaware corporation (the “Company”), entered into that certain Loan Authorization Agreement (the “Loan Agreement”) and Demand Note with the Bank of Montreal (“BMO”), pursuant to which BMO established a revolving line of credit for the Company. The Company and BMO subsequently entered into various amendments to the Loan Agreement and the Company executed a replacement Demand Note, which reduced the size of the revolving line of credit with BMO to $10 million and extended its maturity date to April 19, 2011 in the event that BMO does not make prior written demand.

On July 9, 2010, the Company and BMO entered into that certain Fifth Amendment to Bank of Montreal Loan Authorization Agreement (the “Fifth Amendment”), and the Company executed that certain Replacement Demand Note (the “Replacement Note”). The Fifth Amendment and the Replacement Note decreased the size of the Company’s revolving line of credit with BMO from $10 million to $2 million. On the same date and in connection with the Fifth Amendment and the Replacement Note, Pegasus Partners IV, L.P. (“Pegasus IV”) executed a Guarantor’s Acknowledgement and Consent (the “Guaranty Consent”) pursuant to which Pegasus IV acknowledged its guaranty of the Company’s obligations pursuant to the Loan Agreement, as amended by the Fifth Amendment.

Amendment to Guaranty Extension Agreement

The Loan Agreement is guaranteed by Pegasus IV in accordance with that certain Guaranty Agreement dated as of July 25, 2008, which was decreased and extended in conjunction with the amendments to the Loan Agreement (the “Guaranty”). In conjunction with the third amendment to the Loan Agreement, on March 15, 2010, the Company and Pegasus IV entered into that certain Amended and Restated Guaranty Extension Agreement (the “Guaranty Extension Agreement”), pursuant to which Pegasus IV agreed to continue to guarantee the Loan Agreement in exchange for, among other things, a guarantee fee.

On July 9, 2010, in conjunction with the execution of the Fifth Amendment, the Company and Pegasus IV entered into Amendment No. 1 to the Guaranty Extension Agreement (the “Guaranty Amendment”). Pursuant to the Guaranty Amendment, the Company agreed to issue 88,102 units of its securities (“Units”) to Pegasus IV in satisfaction of the accrued portion of the guaranty fee payable pursuant to the Guaranty Extension Agreement, which totaled $88,630 as of July 9, 2010. Each Unit consists of: (a) one share of the Company’s Series D Non-Convertible Preferred Stock, par value $0.001 per share, and (b) one warrant (collectively, the “Warrants”) entitling the holder thereof to purchase one share of the Company’s common stock, par value $0.001 per share. The Warrants are immediately exercisable with an exercise price of $6.00 per share of common stock, subject to adjustment, and have a term of 12 years.

Pursuant to the Guaranty Extension Agreement, as amended by the Guaranty Amendment, the Company is required to pay Pegasus IV a fee (the “Guaranty Fee”), payable upon the earliest to occur of: (a) the maturity date of the Loan Agreement, (b) the date of termination of the Loan Agreement, (c) the date of termination of the Guaranty and (d) a change of control of the Company (each of (a), (b), (c) and (d), the “Fee Payment Date”). The Guaranty Fee is payable solely in Units, and Pegasus IV will be entitled to receive one Unit for each $1.006 of the Guaranty Fee. The Guaranty Fee will be equal to the sum of:

(i)	10% (on an annualized basis beginning on the first calendar day immediately following the effective date of the Fifth Amendment) of the Company’s average daily loan balance with BMO, plus

(ii)	10% (on an annualized basis) of the maximum amount of loans available pursuant to the Loan Agreement (as amended pursuant to the Fifth Amendment) from the period beginning on August 19, 2010 and ending on the Fee Payment Date (this portion (ii) of the Guaranty Fee is referred to as the “Maximum Loan Fee”). If the Guaranty is terminated on or before August 18, 2010, the Maximum Loan Fee would be equal to $0.00.

Pegasus IV is the Company’s largest stockholder and beneficially owned approximately 88.6% of the Company’s common stock as of June 23, 2010 (calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended).

Copies of the Fifth Amendment, the Replacement Note and the Guaranty Amendment are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K and are incorporated herein by reference. You are encouraged to read the Fifth Amendment, the Replacement Note and the Guaranty Amendment for a more complete understanding of their terms. The foregoing description of the Fifth Amendment, the Replacement Note and the Guaranty Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, the Replacement Note and the Guaranty Amendment.

Section 3 – Securities Trading and Markets

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the terms of the Guaranty Amendment and the Company’s issuance of 88,102 Units to Pegasus IV in satisfaction of the accrued portion of the Guaranty Fee, which equaled $88,630 as of July 9, 2010. These Units were issued based on a purchase price of $1.006 per Unit. Such sale of Units was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Number	Description of Exhibit

10.1	Fifth Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note, dated as of July 9, 2010, by and between Lighting Science Group Corporation and Bank of Montreal

10.2	Replacement Demand Note, dated as of July 9, 2010, issued by Lighting Science Group Corporation to Bank of Montreal

10.3	Amendment No. 1 to Amended and Restated Guaranty Extension Agreement, dated July 9, 2010, by and between Lighting Science Group Corporation and Pegasus Partners IV, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: July 15, 2010	By:	/s/ Jonathan Cohen
		Name:	Jonathan Cohen
		Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Fifth Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note, dated as of July 9, 2010, by and between Lighting Science Group Corporation and Bank of Montreal

10.2	Replacement Demand Note, dated as of July 9, 2010, issued by Lighting Science Group Corporation to Bank of Montreal

10.3	Amendment No. 1 to Amended and Restated Guaranty Extension Agreement, dated July 9, 2010, by and between Lighting Science Group Corporation and Pegasus Partners IV, L.P.